SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 23, 2003

PILGRIM’S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 South Texas Street Pittsburg, Texas		75686-0093
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code: (903) 855-1000

Item 2.                                   Acquisition or Disposition of Assets

This report amends the Current Report on Form 8-K filed by Pilgrim’s Pride Corporation (“Pilgrim’s Pride”) on December 8, 2003 relating to Pilgrim’s Pride’s November 23, 2003 acquisition of the chicken division of ConAgra Foods, Inc. (the “ConAgra Chicken Division”).  The purpose of this amendment is to file: (i) the audited financial statements of the ConAgra Chicken Division at May 25, 2003 and May 26, 2002 and for the fiscal years ended May 25, 2003, May 26, 2002 and May 27, 2001; (ii) the unaudited financial statements of the ConAgra Chicken Division at August 24, 2003 and for the thirteen weeks ended August 24, 2003 and August 25, 2002; and (iii) the unaudited pro forma condensed financial data of Pilgrim’s Pride at and for the fiscal year ended September 27, 2003, which give effect to the ConAgra Chicken Division acquisition.

Item 7.                                   Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                  Financial Statements of Businesses Acquired.

Filed as Exhibits 99.2 and 99.3 hereto.

(b)                                 Pro Forma Financial Information.

Filed as Exhibit 99.4 hereto.

(c)                                  Exhibits.

Exhibit Number	Description

2.1

Stock Purchase Agreement, dated June 7, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc. (the “Stock Purchase Agreement”) (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, dated June 7, 2003 (the “June 2003 Form 8-K”)).

2.2	Exhibit 1.1(a) to the Stock Purchase Agreement – Applicable Accounting Principles (incorporated by reference to Exhibit 99.3 to the June 2003 Form 8-K).
2.3	Exhibit 1.1(b) to the Stock Purchase Agreement – Business Facilities (incorporated by reference to Exhibit 99.4 to the June 2003 Form 8-K).
2.4	Exhibit 1.1(c) to the Stock Purchase Agreement – ConAgra Supply Agreement (incorporated by reference to Exhibit 99.5 to the June 2003 Form 8-K).
2.5	Exhibit 1.1(d) to the Stock Purchase Agreement – Environmental License Agreement (incorporated by reference to Exhibit 99.6 to the June 2003 Form 8-K).
2.6	Exhibit 1.1(f) to the Stock Purchase Agreement – Molinos Supply Agreement (incorporated by reference to Exhibit 99.7 to the June 2003 Form 8-K).
2.7	Exhibit 1.1(g) to the Stock Purchase Agreement – Montgomery Supply Agreement (incorporated by reference to Exhibit 99.8 to the June 2003 Form 8-K).
2.8	Exhibit 1.1(i) to the Stock Purchase Agreement – Registration Rights Agreements (incorporated by reference to Exhibit 99.9 to the June 2003 Form 8-K).
2.9	Exhibit 1.1(k) to the Stock Purchase Agreement – Subordinated Promissory Note (incorporated by reference to Exhibit 99.10 to the June 2003 Form 8-K).
2.10	Exhibit 1.1(m) to the Stock Purchase Agreement – Transition Trademark License Agreement (incorporated by reference to Exhibit 99.11 to the June 2003 Form 8-K).

2.11	Exhibit 1.1(n) to the Stock Purchase Agreement – Voting Agreement (incorporated by reference to Exhibit 99.12 to the June 2003 Form 8-K).
2.12	Exhibit 9.2.1 to the Stock Purchase Agreement – Amendment to Buyer’s Certificate of Incorporation (incorporated by reference to Exhibit 99.13 to the June 2003 Form 8-K).
2.13	Exhibit 9.4.3 to the Stock Purchase Agreement – Retained Assets (incorporated by reference to Exhibit 99.14 to the June 2003 Form 8-K).
2.14

Amendment No. 1 to Stock Purchase Agreement, dated August 11, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 12, 2003).

2.15

Amendment No. 2 to Stock Purchase Agreement, dated August 20, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc. (incorporated by reference to Annex F to the Company’s Definitive Proxy Statement dated November 3, 2003).

2.16

Amendment No. 3 to Stock Purchase Agreement, dated November 23, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc. (incorporated by reference to Exhibit 2.16 to the Company’s Current Report on Form 8-K dated December 8, 2003).

23.1	Consent of Deloitte & Touche LLP.*
99.1	Press Release dated November 24, 2003 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K dated December 8, 2003).
99.2

Unaudited Combined Financial Statements of the ConAgra Foods Chicken Business (a Division of ConAgra Foods, Inc.) at August 24, 2003 and for the thirteen weeks ended August 24, 2003 and August 25, 2002.*

99.3

Audited Combined Financial Statements of the ConAgra Foods Chicken Business (a Division of ConAgra Foods, Inc.) at May 25, 2003 and May 26, 2002 and for the fiscal years ended May 25, 2003, May 26, 2002 and May 27, 2001.*

99.4	Unaudited Pro Forma Financial Data.*

*   filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: January 13, 2004	By:	/s/ Richard A. Cogdill
Richard A. Cogdill
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit Number	Description

2.1

Stock Purchase Agreement, dated June 7, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc. (the “Stock Purchase Agreement”) (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, dated June 7, 2003 (the “June 2003 Form 8-K”)).

2.2	Exhibit 1.1(a) to the Stock Purchase Agreement – Applicable Accounting Principles (incorporated by reference to Exhibit 99.3 to the June 2003 Form 8-K).
2.3	Exhibit 1.1(b) to the Stock Purchase Agreement – Business Facilities (incorporated by reference to Exhibit 99.4 to the June 2003 Form 8-K).
2.4	Exhibit 1.1(c) to the Stock Purchase Agreement – ConAgra Supply Agreement (incorporated by reference to Exhibit 99.5 to the June 2003 Form 8-K).
2.5	Exhibit 1.1(d) to the Stock Purchase Agreement – Environmental License Agreement (incorporated by reference to Exhibit 99.6 to the June 2003 Form 8-K).
2.6	Exhibit 1.1(f) to the Stock Purchase Agreement – Molinos Supply Agreement (incorporated by reference to Exhibit 99.7 to the June 2003 Form 8-K).
2.7	Exhibit 1.1(g) to the Stock Purchase Agreement – Montgomery Supply Agreement (incorporated by reference to Exhibit 99.8 to the June 2003 Form 8-K).
2.8	Exhibit 1.1(i) to the Stock Purchase Agreement – Registration Rights Agreements (incorporated by reference to Exhibit 99.9 to the June 2003 Form 8-K).
2.9	Exhibit 1.1(k) to the Stock Purchase Agreement – Subordinated Promissory Note (incorporated by reference to Exhibit 99.10 to the June 2003 Form 8-K).
2.10	Exhibit 1.1(m) to the Stock Purchase Agreement – Transition Trademark License Agreement (incorporated by reference to Exhibit 99.11 to the June 2003 Form 8-K).
2.11	Exhibit 1.1(n) to the Stock Purchase Agreement – Voting Agreement (incorporated by reference to Exhibit 99.12 to the June 2003 Form 8-K).
2.12	Exhibit 9.2.1 to the Stock Purchase Agreement – Amendment to Buyer’s Certificate of Incorporation (incorporated by reference to Exhibit 99.13 to the June 2003 Form 8-K).
2.13	Exhibit 9.4.3 to the Stock Purchase Agreement – Retained Assets (incorporated by reference to Exhibit 99.14 to the June 2003 Form 8-K).
2.14

Amendment No. 1 to Stock Purchase Agreement, dated August 11, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 12, 2003).

2.15

Amendment No. 2 to Stock Purchase Agreement, dated August 20, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc. (incorporated by reference to Annex F to the Company’s Definitive Proxy Statement dated November 3, 2003).

2.16

Amendment No. 3 to Stock Purchase Agreement, dated November 23, 2003, between Pilgrim’s Pride Corporation and ConAgra Foods, Inc. (incorporated by reference to Exhibit 2.16 to the Company’s Current Report on Form 8-K dated December 8, 2003).

23.1	Consent of Deloitte & Touche LLP.*
99.1	Press Release dated November 24, 2003 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K dated December 8, 2003).
99.2

Unaudited Combined Financial Statements of the ConAgra Foods Chicken Business (a Division of ConAgra Foods, Inc.) at August 24, 2003 and for the thirteen weeks ended August 24, 2003 and August 25, 2002.*

99.3

Audited Combined Financial Statements of the ConAgra Foods Chicken Business (a Division of ConAgra Foods, Inc.) at May 25, 2003 and May 26, 2002 and for the fiscal years ended May 25, 2003, May 26, 2002 and May 27, 2001.*

99.4	Unaudited Pro Forma Financial Data.*

*   filed herewith.